UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-22405

ClearBridge MLP and Midstream Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Financial Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:
1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report
May 31, 2024

CLEARBRIDGE
MLP AND MIDSTREAM
FUND INC. (CEM)

Fund objective
The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions.

The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities.
What’s inside

II
ClearBridge MLP and Midstream Fund Inc.

Letter from the chairman
Dear Shareholder,
We are pleased to provide the semi-annual report of ClearBridge MLP and Midstream Fund Inc. for the six-month reporting period ended May 31, 2024. Please read on for Fund performance information during the Fund’s reporting period.
Special shareholder notices
On December 26, 2023, ClearBridge MLP and Midstream Fund Inc. (NYSE: CEM) (the “Fund”) announced that the Fund, among other affiliated funds, entered into an agreement with Saba Capital Management, L.P. (“Saba”) and certain associated parties (the “Settlement Agreement”). During the effective period of the Settlement Agreement, Saba agreed to (1) be bound by the terms of the Settlement Agreement, including certain standstill covenants, and (2) vote its Shares (as defined below) on all proposals submitted to stockholders in accordance with the recommendation of each Fund’s Board of Directors.
Under the Settlement Agreement, the Fund agreed to conduct a tender offer for up to 50% of the Fund’s outstanding shares of common stock (“Shares”) at a price per share equal to 100% of the Fund’s net asset value on the day on which the tender offer expires (“Tender Offer”).
On May 21, 2024, the Fund announced the commencement of the Tender Offer, with an expiration time of 5:00 p.m., Eastern Time, on June 20, 2024. On June 21, 2024, the Fund announced the final results of the Tender Offer. The Fund accepted 5,807,371 duly tendered and not withdrawn Shares, representing approximately 44% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $49.60 per Share, equal to 100% of the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on June 20, 2024. Payment for such Shares was made on June 25, 2024. Shares that were not tendered remain outstanding.
On January 26, 2024, the Fund, ClearBridge Energy Midstream Opportunity Fund Inc. (NYSE: EMO), ClearBridge MLP and Midstream Total Return Fund Inc. (NYSE: CTR) (individually, a “Fund” and collectively, the “Funds”) announced approval by each Fund’s Board of Directors of a proposal to merge (i) CEM with and into EMO and (ii) CTR with and into EMO, subject to approval by stockholders of each Fund (each, a “Merger” and collectively, the “Mergers”).
Management and each Fund’s Board of Directors believed it was in the best interest of stockholders to merge CEM and CTR with and into EMO in part because the combined Fund is expected to have lower operating expenses, enhanced earning potential and greater trading volume. Management and each Fund’s investment adviser do not anticipate any
ClearBridge MLP and Midstream Fund Inc.

III

Letter from the chairman (cont’d)
material portfolio turnover as a result of the Mergers. The Mergers of the Funds into EMO is expected to qualify as a tax-free reorganization for federal income tax purposes.
On May 20, 2024, the Funds announced that stockholders of each of the Funds approved the Mergers at the Joint Special Meeting of Stockholders of the Funds held on May 17, 2024. It is currently anticipated that each Merger will be effective before markets open on Monday, August 19, 2024, subject to all regulatory requirements and customary closing conditions being satisfied.
Upon completion of the Mergers, each share of common stock of CEM and CTR will convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EMO, based on the net asset value of each Fund on the business day preceding the Mergers. EMO will not issue fractional shares to CEM and CTR stockholders. In lieu of issuing fractional shares, EMO will pay cash to each former holder of CEM and CTR common stock in an amount equal to the net asset value of the fractional shares of EMO common stock that the investor would otherwise have received in the Mergers.
Each Fund has outstanding Mandatory Redeemable Preferred Stock (“MRPS”). In connection with the closing of each Merger, EMO will issue and deliver to each of the CEM’s and CTR’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference and terms as their MRPS that are issued and outstanding immediately before the date of the Mergers. The liquidation preference per share for the newly issued EMO MRPS will be $35 per share. EMO will issue a corresponding number of newly issued shares of EMO’s MRPS so that the aggregate liquidation preference for the replaced CEM MRPS and the replaced CTR MRPS remains the same. EMO will also amend its MRPS that are outstanding prior to the closing of the Mergers to align the voting rights of all of EMO’s outstanding preferred stock so that each preferred stockholder will have one vote for every $35 of liquidation preference (i.e. one vote per share) following the Mergers. No fractional MRPS will be issued to CEM and CTR holders as a result of the Mergers. EMO will round up to the next whole share instead of issuing fractional shares of MRPS.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.

IV
ClearBridge MLP and Midstream Fund Inc.

Letter from the chairman (cont’d)
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA
Chairman, President and Chief Executive Officer
June 28, 2024
ClearBridge MLP and Midstream Fund Inc.

V

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Performance review
For the six months ended May 31, 2024, ClearBridge MLP and Midstream Fund Inc. returned 15.44% based on its net asset value (NAV)i and 27.62% based on its New York Stock Exchange (NYSE) market price per share. The Alerian MLP Indexii (the “Index”), a gauge of the total return of energy infrastructure master limited partnerships, returned 10.24% over the same time frame. The performance of the Index reflects no deduction for fees, expenses or taxes, or the impact from the use of leverage. The Fund invests both in securities structured as master limited partnerships and in corporations for federal income tax purposes, producing an asset allocation that generally differs significantly from the Index. The Fund’s higher allocation to corporations may produce differences in performance versus the Index.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During this six-month period, the Fund made distributions to shareholders totaling $1.54 per share. As of May 31, 2024, the Fund estimates that all of the distributions were a dividend.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2024. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2024 (unaudited)
Price Per Share	6-Month Total Return**
$49.56 (NAV)	15.44%†
$47.29 (Market Price)	27.62%‡
All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
*
This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.
ClearBridge MLP and Midstream Fund Inc.

VII

Performance review (cont’d)
Looking for additional information?
The Fund is traded under the symbol “CEM” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XCEMX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a monthly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the ClearBridge MLP and Midstream Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

Jane Trust, CFA
Chairman, President and Chief Executive Officer
June 28, 2024
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including stock market risk, MLP and midstream entities risk, market events risk and portfolio management risk. MLP distributions are not guaranteed and there is no assurance that all distributions will be tax deferred. Investments in MLP securities and midstream entities are subject to unique risks. The Fund’s concentration of investments in energy related MLPs and midstream entities subjects it to the risks of MLPs, midstream entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant

VIII
ClearBridge MLP and Midstream Fund Inc.

investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in small capitalization or illiquid securities which can increase the risk and volatility of the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
i
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
ii
The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (MLPs) and is calculated using a float-adjusted, capitalization-weighted methodology.
 Important data provider notices and terms available at www.franklintempletondatasources.com.
ClearBridge MLP and Midstream Fund Inc.

IX

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Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

As of May 31, 2024
As of November 30, 2023
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
42.5
36.4
24.0
32.5
7.7
12.0
6.1
8.2
1.6
2.6
1.5
3.4
0.2
0.3
0.0
2.3
16.4
2.3
Oil, gas & consumable fuels
Diversified energy infrastructure
Gathering/processing
Oil/refined products
Global infrastructure
Natural gas transportation & storage
Commercial services & supplies
Liquids transportation & storage
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of May 31, 2024 and November 30, 2023. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited)
May 31, 2024
 ClearBridge MLP and Midstream Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 50.3%
Energy — 50.0%
Oil, Gas & Consumable Fuels — 50.0%
Antero Midstream Corp.	1,442,680	$21,135,262
DT Midstream Inc.	115,000	7,714,200
Enbridge Inc.	952,840	34,854,887
Equitrans Midstream Corp.	517,125	7,384,545
Kinder Morgan Inc.	1,180,000	22,998,200
ONEOK Inc.	1,154,319	93,499,839
Targa Resources Corp.	583,182	68,949,608
TC Energy Corp.	529,780	20,428,317
Williams Cos. Inc.	1,270,021	52,718,572

Total Energy		329,683,430
Industrials — 0.3%
Commercial Services & Supplies — 0.3%
Aris Water Solutions Inc., Class A Shares	129,530	1,990,876

Total Common Stocks (Cost — $324,714,757)		331,674,306
	Shares/Units
Master Limited Partnerships — 48.0%
Diversified Energy Infrastructure — 28.2%
Energy Transfer LP	5,450,491	85,409,194
Enterprise Products Partners LP	1,240,000	35,340,000
Genesis Energy LP	1,331,323	16,668,164
Plains All American Pipeline LP	1,427,000	24,273,270
Plains GP Holdings LP, Class A Shares	1,350,251	24,318,021 *
Total Diversified Energy Infrastructure		186,008,649
Gathering/Processing — 9.1%
Hess Midstream LP, Class A Shares	594,190	20,648,102
Western Midstream Partners LP	1,046,721	39,063,628
Total Gathering/Processing		59,711,730
Global Infrastructure — 1.8%
Brookfield Infrastructure Partners LP	423,514	12,235,319
Natural Gas Transportation & Storage — 1.7%
Cheniere Energy Partners LP	234,498	11,295,769
Oil/Refined Products — 7.2%
MPLX LP	1,036,271	42,155,504
Sunoco LP	100,000	5,100,000
Total Oil/Refined Products		47,255,504

Total Master Limited Partnerships (Cost — $324,951,217)		316,506,971
Total Investments before Short-Term Investments (Cost — $649,665,974)		648,181,277
See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

 ClearBridge MLP and Midstream Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Short-Term Investments — 19.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $127,059,026)	5.153%	127,059,026	$127,059,026 (a)
Total Investments** — 117.6% (Cost — $776,725,000)			775,240,303
Mandatory Redeemable Preferred Stock, at Liquidation Value — (8.7)%			(57,400,045)
Other Liabilities in Excess of Other Assets — (8.9)%			(58,915,138)
Total Net Assets Applicable to Common Shareholders — 100.0%			$658,925,120

*	Non-income producing security.
**	The entire portfolio is subject to a lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.
(a)	Rate shown is one-day yield as of the end of the reporting period.
See Notes to Financial Statements.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Statement of assets and liabilities (unaudited)
May 31, 2024

Assets:
Investments, at value (Cost — $776,725,000)	$775,240,303
Cash	21,248
Dividends and distributions receivable	715,249
Money market fund distributions receivable	487,568
Prepaid expenses	37,551
Total Assets	776,501,919
Liabilities:
Mandatory Redeemable Preferred Stock ($100,000 and $35 liquidation value per share; 324 and 714,287 shares issued and outstanding, respectively) (net of deferred offering costs of $512,967) (Note 7)	56,887,078
Senior Secured Notes (net of deferred debt issuance and offering costs of $101,401) (Note 6)	44,853,952
Income tax payable	9,076,499
Deferred tax liability (Note 11)	4,638,595
Interest and commitment fees payable	784,717
Investment management fee payable	613,059
Distributions payable to Mandatory Redeemable Preferred Stockholders	129,974
Excise tax payable (Note 1(l))	72,534
Accrued expenses	520,391
Total Liabilities	117,576,799
Total Net Assets Applicable to Common Shareholders	$658,925,120
Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 13,294,195 shares issued and outstanding; 99,285,389 common shares authorized)	$13,294
Paid-in capital in excess of par value	632,228,470
Total distributable earnings (loss), net of income taxes	26,683,356
Total Net Assets Applicable to Common Shareholders	$658,925,120
Common Shares Outstanding	13,294,195
Net Asset Value Per Common Share	$49.56
See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended May 31, 2024

Investment Income:
Dividends and distributions	$26,194,304
Return of capital (Note 1(h))	(18,343,510)
Net Dividends and Distributions	7,850,794
Money market fund distributions	966,328
Less: Foreign taxes withheld	(318,179)
Total Investment Income	8,498,943
Expenses:
Interest expense (Notes 5 and 6)	4,958,056
Investment management fee (Note 2)	4,219,771
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 7)	1,580,340
Legal fees	498,795
Directors’ fees	206,599
Audit and tax fees	149,541
Commitment fees (Note 5)	135,720
Excise tax (Notes 1(l) and 7)	64,000
Amortization of preferred stock offering costs (Note 7)	60,572
Amortization of debt issuance and offering costs (Note 6)	36,841
Fund accounting fees	31,739
Shareholder reports	26,894
Rating agency fees	11,205
Stock exchange listing fees	6,298
Franchise taxes	5,597
Insurance	3,083
Transfer agent fees	(382,606)
Miscellaneous expenses	96,621
Total Expenses	11,709,066
Less: Fee waivers and/or expense reimbursements (Note 2)	(210,989)
Net Expenses	11,498,077
Net Investment Loss, before income taxes	(2,999,134)
Net current and deferred tax benefit (Note 11)	338,235
Net Investment Loss, net of income taxes	(2,660,899)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 11):
Net Realized Gain (Loss) From:
Investment transactions	160,962,805
Foreign currency transactions	155
Net Realized Gain, before income taxes	160,962,960
Deferred tax expense (Note 11)	(33,348,130)
Net Realized Gain, net of income taxes	127,614,830
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(44,649,163)
Foreign currencies	(6,086)
Change in Net Unrealized Appreciation (Depreciation), before income taxes	(44,655,249)
Deferred tax benefit (Note 11)	9,734,844
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	(34,920,405)
Net Gain on Investments and Foreign Currency Transactions, net of income taxes	92,694,425
Increase in Net Assets Applicable to Common Shareholders From Operations	$90,033,526
See Notes to Financial Statements.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2024 (unaudited) and the Year Ended November 30, 2023	2024	2023
Operations:
Net investment loss, net of income taxes	$(2,660,899)	$(24,310,100)
Net realized gain, net of income taxes	127,614,830	144,450,732
Change in net unrealized appreciation (depreciation), net of income taxes	(34,920,405)	(59,512,293)
Increase in Net Assets Applicable to Common Shareholders From Operations	90,033,526	60,628,339
Distributions to Common Shareholders From (Note 1):
Dividends	(20,473,060)	(37,373,068)
Decrease in Net Assets From Distributions to Common Shareholders	(20,473,060)	(37,373,068)
Fund Share Transactions:
Cost of shares repurchased (0 and 161,000 shares repurchased, respectively) (Notes 1(l) and 8)	(8,534)†	(5,334,424)
Decrease in Net Assets From Fund Share Transactions	(8,534)	(5,334,424)
Increase in Net Assets Applicable to Common Shareholders	69,551,932	17,920,847
Net Assets Applicable to Common Shareholders:
Beginning of period	589,373,188	571,452,341
End of period	$658,925,120	$589,373,188

†	Excise tax on shares repurchased during the year ended November 30, 2023.
See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Statement of cash flows (unaudited)
For the Six Months Ended May 31, 2024

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$90,033,526
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(1,318,027,159)
Sales of portfolio securities	1,600,117,802
Net purchases, sales and maturities of short-term investments	(107,316,583)
Return of capital	18,343,510
Decrease in dividends and distributions receivable	71,547
Increase in money market fund distributions receivable	(366,547)
Decrease in prepaid expenses	22,165
Decrease in income tax receivable	435,770
Amortization of preferred stock offering costs	60,572
Amortization of debt issuance and offering costs	36,841
Decrease in investment management fee payable	(30,073)
Decrease in Directors’ fees payable	(722)
Increase in interest and commitment fees payable	16,749
Increase in income tax payable	3,617,067
Decrease in accrued expenses	(413,429)
Increase in distributions payable to Mandatory Redeemable Preferred Stockholders	4,319
Increase in deferred tax liability	4,638,595
Increase in excise tax payable (Notes 1(l) and 7)	64,000
Net realized gain on investments	(160,962,805)
Change in net unrealized appreciation (depreciation) of investments	44,649,163
Net Cash Provided in Operating Activities*	174,994,308
Cash Flows from Financing Activities:
Distributions paid on common stock	(20,473,060)
Repayment of loan facility borrowings	(154,500,000)
Net Cash Used by Financing Activities	(174,973,060)
Net Increase in Cash and Restricted Cash	21,248
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	$21,248

*
Included in operating expenses is $5,077,027 paid for interest and commitment fees on borrowings, $1,576,021 paid for distributions to Mandatory Redeemable Preferred Stockholders and $14,583,619 paid for income taxes, net of refunds, if any.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.
May 31, 2024
Cash	$21,248
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$21,248

See Notes to Financial Statements.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Statement of cash flows (unaudited) (cont’d)
For the Six Months Ended May 31, 2024
Non-Cash Financing Activities:
Excise tax†	$8,534

†	Excise tax applicable to repurchases of common stock (Notes 1(l) and 8)
See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2024[1,2]	2023[1]	2022[1]	2021[1]	2020[1,3]	2019[1,3]
Net asset value, beginning of period	$44.33	$42.47	$31.16	$20.19	$56.65	$65.60
Income (loss) from operations:
Net investment loss	(0.20)	(1.83)	(0.43)	(0.07)	(0.85)	(0.50)
Net realized and unrealized gain (loss)	6.97	6.43	14.01	12.84	(32.75)	(2.55)
Total income (loss) from operations	6.77	4.60	13.58	12.77	(33.60)	(3.05)
Less distributions to common shareholders from:
Dividends	(1.54)[4]	(2.81)	(2.32)	(1.49)	—	(2.05)
Return of capital	—	—	—	(0.43)	(2.90)	(3.85)
Total distributions to common shareholders	(1.54)	(2.81)	(2.32)	(1.92)	(2.90)	(5.90)
Anti-dilutive impact of repurchase plan	—	0.07 [5]	0.05 [5]	0.12 [5]	0.04 [5]	—
Net asset value, end of period	$49.56	$44.33	$42.47	$31.16	$20.19	$56.65
Market price, end of period	$47.29	$38.34	$35.77	$26.69	$16.31	$50.05
Total return, based on NAV[6,7]	15.44%[8]	11.67%	44.33%	64.74%	(60.86)%	(5.27)%
Total return, based on Market Price[9]	27.62%	15.94%	43.36%	76.05%	(63.33)%	(6.81)%
Net assets applicable to common shareholders, end of period (millions)	$659	$589	$571	$422	$281	$798
Ratios to average net assets:
Management fees	1.37%[10]	1.47%	1.42%	1.41%	1.53%	1.49%
Other expenses	2.43 [10]	3.03	1.61	1.66	3.87 [11]	2.08
Subtotal	3.80 [10]	4.50	3.03	3.07	5.40 [11]	3.57
Income tax expenses	3.78 [12]	3.08	0.35	— [13]	— [13]	— [13]
Total gross expenses	7.58 [8,14]	7.58 [15]	3.38	3.07	5.40 [11]	3.57
Total net expenses	7.51 [8,14,16]	7.51 [15,16]	3.31 [16]	3.01 [16]	5.39 [11,16]	3.57
Net investment loss, net of income taxes	(0.92)[8,14]	(4.49)	(1.11)	(0.24)	(2.89)[11]	(0.80)
Portfolio turnover rate	164%	85%	53%	48%	16%	33%
See Notes to Financial Statements.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Financial highlights (cont’d)
For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2024[1,2]	2023[1]	2022[1]	2021[1]	2020[1,3]	2019[1,3]
Supplemental data:
Loan and Debt Issuance Outstanding, End of Period (000s)	$44,955	$199,455	$185,282	$148,309	$76,107	$347,607
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[17]	1,693%	424%	443%	411%	542%	345%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[17]	$16,934	$4,243	$4,429	$4,107	$5,421	$3,454
Weighted Average Loan and Debt Issuance (000s)	$169,474	$194,638	$176,718	$121,077	$163,529	$395,909
Weighted Average Interest Rate on Loan and Debt Issuance	5.76%	5.47%	2.95%	2.75%	6.58%[18]	3.77%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$57,400	$57,400	$63,800	$38,800	$55,000	$55,000
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[19]	744%	329%	329%	325%	315%	298%
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[19]	$743,762	$329,457	$329,423	$325,500	$314,709	$298,242
Asset Coverage, per $35 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[19]	$260	$115	$115	—	—	—

See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended May 31, 2024 (unaudited).
[3]	On July 28, 2020, the Fund completed a 1-for-5 reverse stock split. Prior year per share amounts have been restated to reflect the impact of the reverse stock split.
[4]
The actual source of the Fund’s current fiscal year distributions may be from dividends, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]
The repurchase plan was completed at an average repurchase price of $33.13 for 161,000 shares and $5,334,424 for the year ended November 30, 2023, $33.40 for 84,000 shares and $2,805,578 for the year ended November 30,
2022, $23.78 for 402,851 shares and $9,578,283 for the year ended November 30, 2021 and $7.63 for 290,885 shares and $2,219,316 for the year ended November 30, 2020.

[6]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[8]
Ratios and total return for the six months ended May 31, 2024, include certain non-recurring fees incurred by the
Fund during the period. Without these items, the gross and net expense ratios and the net investment loss ratio would have been 7.59%, 7.52% and (0.93)%, respectively, and total return based on NAV would have been unchanged.

[9]
The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Annualized.
[11]	Includes non-recurring prepayment penalties and the write-off of debt issuance and offering costs recognized during the period totaling 1.24% of average net assets.
[12]	Not annualized.
[13]	For the years ended November 30, 2021, 2020 and 2019, the net income tax benefit was 0.92%, 7.62% and 1.65%, respectively. The net income tax benefit is not reflected in the Fund’s expense ratios.
[14]	Annualized, except for income tax expenses.
[15]
Included in the expense ratios are certain non-recurring legal and transfer agent fees that were incurred by the
Fund during the period. Without these fees, the gross and net expense ratios would have been 7.45% and 7.38%, respectively.

[16]	Reflects fee waivers and/or expense reimbursements.
[17]
Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

[18]	Includes prepayment penalties recognized during the period.
[19]
Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited)
1. Organization and significant accounting policies
ClearBridge MLP and Midstream Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 99,285,389 shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.
Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$331,674,306	—	—	$331,674,306
Master Limited Partnerships	316,506,971	—	—	316,506,971
Total Long-Term Investments	648,181,277	—	—	648,181,277
Short-Term Investments†	127,059,026	—	—	127,059,026
Total Investments	$775,240,303	—	—	$775,240,303

†	See Schedule of Investments for additional detailed categorizations.

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

(b) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings, interest payables and the aggregate liquidation value (i.e., $100,000 and $35 per outstanding share) of the Mandatory Redeemable Preferred Stock (“MRPS”)), net of income taxes, by the total number of shares of common stock outstanding.
(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.
(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(f) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.
(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(h) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
For the six months ended May 31, 2024, the Fund estimated that approximately 68% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $17,836,505 of dividends and distributions received from its investments.
Additionally, the Fund updated the return of capital estimates from the year ended November 30, 2023 based on actual amounts subsequently reported to the Fund. This resulted in a decrease of $507,005 in net dividends and distributions received from investments.
(i) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.
(j) Distributions to shareholders. Distributions to common shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common shareholders will be either a dividend (ordinary income), distribution (return of capital) or combination of both. This estimate is based on the Fund’s operating results during the period. The Fund has generated sufficient current year earnings and profits for tax purposes from gains realized on the sale of its MLP investments such that 100% of the distributions paid during the current period will be treated as dividend income. Because the Fund is taxed as a “C” Corporation, the distributions paid by the Fund are considered to be dividend income to the extent that the distributions are paid out of the Fund’s current net income and realized capital gains. The actual tax characterization of the common stock distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Distributions to holders of MRPS are accrued on a daily basis as described in Note 7 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as a dividend (ordinary income) or distribution (return of capital) similar to the treatment of distributions made to common shareholders as described above. The Fund anticipates that 100% of its current period distributions to the MRPS shareholders will be treated as dividend income. The actual tax characterization of the MRPS distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
The tax character of the distributions for both common and MRPS shareholders were 100% dividend income for the year ended November 30, 2023.
(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(l) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay tax, as well as interest and penalties, in connection with such an adjustment.
Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by management of the Fund based on FASB, Accounting Standards Codification Topic 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.
A 1% non-deductible excise tax is imposed on the aggregate fair market value of stock repurchased by the Fund during a taxable year, subject to certain adjustments. The excise tax is applicable for repurchases after December 31, 2022 and applies to both common stock (open market and tender offers) and MRPS redemptions.
For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and gains allocable from the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the current and deferred tax liabilities.
The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The 2019 through 2023 tax years remain open and subject to examination by tax jurisdictions.
(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. FTFA and ClearBridge are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
Under the investment management agreement, the Fund pays FTFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.
FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, FTFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
Effective March 1, 2021, FTFA implemented a voluntary investment management fee waiver of 0.05% that will continue until May 31, 2025.
During the six months ended May 31, 2024, fees waived and/or expenses reimbursed amounted to $210,989.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the six months ended May 31, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,318,027,159
Sales	1,600,117,802
4. Derivative instruments and hedging activities
During the six months ended May 31, 2024, the Fund did not invest in derivative instruments.
5. Loan
The Fund has a revolving credit agreement with The Bank of Nova Scotia (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $235,000,000. The Credit Agreement is subject to a scheduled commitment termination date of December 11, 2024. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of the current commitment amount. The interest on the loan is calculated at a variable rate based on adjusted Term SOFR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to The Bank of Nova Scotia, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At May 31, 2024, the Fund had no borrowings outstanding per this Credit Agreement. Interest expense related to this loan for the six months ended May 31, 2024 was $4,076,873. For the six months ended May 31, 2024, the Fund incurred

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

commitment fees of $135,720. For the six months ended May 31, 2024, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $151,913,333 and the weighted average interest rate was 6.44%.
6. Senior secured notes
At May 31, 2024, the Fund had $44,955,353 aggregate principal amount of fixed-rate senior secured notes (“Senior Notes”) outstanding. Interest expense related to the Senior Notes for the six months ended May 31, 2024 was $881,183. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge and are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 5).
The table below summarizes the key terms of each series of Senior Notes at May 31, 2024.

Security	Amount	Rate	Maturity	Estimated Fair Value
Senior secured notes:
Series D	$16,788,306	4.21%	July 12, 2024	$16,304,749
Series B	9,326,836	3.78%	June 6, 2025	9,035,570
Series A	2,984,588	4.20%	April 30, 2026	2,842,714
Series I	4,663,419	3.46%	June 11, 2025	4,503,856
Series J	4,663,419	3.56%	June 11, 2027	4,285,173
Series K	6,528,785	3.76%	June 11, 2030	5,646,392
	$44,955,353			$42,618,454
The Senior Notes are not listed on any exchange or automated quotation system. The estimated fair value of the Senior Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Senior Notes are categorized as Level 3 within the fair value hierarchy.
7. Mandatory redeemable preferred stock
At May 31, 2024, the Fund had 714,611 shares of fixed rate MRPS outstanding with an aggregate liquidation value of $57,400,045. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.
During the six months ended May 31, 2024, the Fund accrued $64,000 of excise tax applicable to the mandatory redemption of Series H MRPS at a liquidation value of $6,400,000 on January 8, 2023.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
The table below summarizes the key terms of each series of the MRPS at May 31, 2024.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series I	6/11/2025	4.16%	160	$100,000	$16,000,000	$15,484,820
Series J	6/11/2025	4.16%	82	100,000	8,200,000	7,935,971
Series K	6/11/2027	4.26%	82	100,000	8,200,000	7,583,898
Series L	11/17/2029	7.12%	428,572	35	15,000,020	15,007,993
Series M	11/17/2032	7.28%	285,715	35	10,000,025	10,045,110
					$57,400,045	$56,057,792
The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.
Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by a nationally recognized statistical ratings organization (“NRSRO”) then providing a rating, the applicable dividend rate will increase by 0.5% to 4.0% according to a predetermined schedule.
The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or, if applicable, is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption and penalties under certain provisions.
The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and, if applicable, rating agency requirements.
The holders of Series L and Series M MRPS have one vote per share and the holders of Series I, Series J and Series K MRPS have one vote for every $35.00 of liquidation preference held. Holders of MRPS vote together with the holders of common stock of the Fund as a single class, except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

8. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. On July 29, 2022, the Fund announced that the Board had authorized the amendment of the Fund’s repurchase program under which the Fund may continue to repurchase in the open market up to an additional 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to continue to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.
During the six months ended May 31, 2024, the Fund did not repurchase any shares. During the year ended November 30, 2023, the Fund repurchased and retired 1.14% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 14.63% for the year ended November 30, 2023. Shares repurchased and the corresponding dollar amount are included in the Statements of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

During the six months ended May 31, 2024, the Fund accrued $8,534 of excise tax applicable to repurchases of common shares during the year ended November 30, 2023.

Since the commencement of the stock repurchase program through May 31, 2024, the Fund repurchased 938,736 shares or 5.60% of its common shares outstanding for a total amount of $19,937,601.

9. Tender offer
On December 26, 2023, ClearBridge MLP and Midstream Fund Inc. (NYSE: CEM) (the “Fund”) announced that the Fund, among other affiliated funds, entered into an agreement with Saba Capital Management, L.P. (“Saba”) and certain associated parties (the “Settlement Agreement”). During the effective period of the Settlement Agreement, Saba agreed to (1) be bound by the terms of the Settlement Agreement, including certain standstill covenants, and (2) vote its Shares (as defined below) on all proposals submitted to stockholders in accordance with the recommendation of the Fund’s Board of Directors.
Under the Settlement Agreement, the Fund agreed to conduct a tender offer for up to 50% of the Fund’s outstanding shares of common stock (“Shares”) at a price per share equal to 100% of the Fund’s net asset value on the day on which the tender offer expires (“Tender Offer”).
The Fund commenced the Tender Offer on May 21, 2024.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Subsequent to the period end of this report, the Tender Offer expired at 5:00 p.m. Eastern Time on June 20, 2024. The Fund accepted 5,807,371 duly tendered and not withdrawn Shares, representing approximately 44% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $49.60 per Share, equal to 100% of the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on June 20, 2024. An excise tax of $2,613,898 was accrued in connection with the 5,807,371 Shares repurchased calculated based on the Fund’s market close price on that date.
Payment for such Shares was made on June 25, 2024. Shares that were not tendered will remain outstanding.
10. Reorganization
On May 20, 2024, the Fund announced the results of the votes cast at the Joint Special Meeting of Stockholders held on May 17, 2024. Stockholders voted to approve the merger of the Fund with and into ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO”) (the “Merger”), in accordance with the Maryland General Corporation Law. Upon completion of the Merger, each share of common stock of the Fund will convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EMO, based on the net asset value on the business day preceding the Merger. EMO will not issue fractional shares to the Fund’s stockholders. In lieu of issuing fractional shares, EMO will pay cash to each former holder of the Fund’s common stock in an amount equal to the net asset value of the fractional shares of EMO common stock that the investor would otherwise have received in the Merger. It is currently anticipated that the Merger will be effective before markets open on Monday, August 19, 2024, subject to all regulatory requirements and customary closing conditions being satisfied.
The Fund and EMO have outstanding Mandatory Redeemable Preferred Stock (“MRPS”). In connection with the closing of the Merger, EMO will issue and deliver to each of the Fund’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference and terms as their MRPS that are issued and outstanding immediately before the date of the Merger. The liquidation preference per share for the newly issued EMO MRPS will be $35 per share. EMO will issue a corresponding number of newly issued shares of EMO’s MRPS so that the aggregate liquidation preference for the Fund’s replaced MRPS remains the same. EMO will also amend its MRPS that are outstanding prior to the closing of the Merger to align the voting rights of all of EMO’s outstanding preferred stock so that each preferred stockholder will have one vote for every $35 of liquidation preference (i.e. one vote per share) following the Merger. No fractional MRPS will be issued to the Fund’s holders as a result of the Merger. EMO will round up to the next whole share instead of issuing fractional shares of MRPS.

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

11. Income taxes
The Fund’s current and deferred income tax provisions for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Gain	Change in Net Unrealized Depreciation	Total
Current tax expense (benefit)	$18,636,456	—	—	$18,636,456
Deferred tax expense (benefit)	(18,974,691)	$33,348,130	$(9,734,844)	4,638,595
Total tax expense (benefit)	$(338,235)	$33,348,130	$(9,734,844)	$23,275,051
The Fund’s federal and state income tax provisions consist of the following:

	Federal	State	Total
Current tax expense (benefit)	$17,521,430	$1,115,026	$18,636,456
Deferred tax expense (benefit)	4,418,608	219,987	4,638,595
Total tax expense (benefit)	$21,940,038	$1,335,013	$23,275,051
Total income taxes have been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended net state income tax rate of 0.8%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).
The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	21.00%	$23,794,801
State taxes, net of federal tax benefit	0.80%	906,469
Non-deductible distributions on MRPS, dividends received deduction and other, net (federal and state)	0.28%	315,576
Change in valuation allowance	(1.54)%	(1,741,795)
Total tax expense (benefit)	20.54%	$23,275,051
Components of the Fund’s net deferred tax asset (liability) as of May 31, 2024 are as follows:

Deferred tax assets
Capital loss carryforward	$1,404,764
Unrealized losses on investment securities	323,308
Other deferred tax assets	635,834
Deferred tax liabilities
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(5,597,737)
Net deferred tax asset (liability) before valuation allowance	(3,233,831)
Less: Valuation allowance	(1,404,764)
Total net deferred tax asset (liability)	$(4,638,595)
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
At May 31, 2024, the Fund had federal and state capital loss carryforwards of $6,445,456 (deferred tax asset of $1,404,764), which may be carried forward for 5 years. During the period ended May 31, 2024, the Fund utilized $124,906,251 of capital loss carryforward available from previous years. If not utilized, the capital loss carryforward currently expires in tax year 2024 (i.e. November 30, 2025), however the Merger will accelerate the expiration by one year (i.e. November 30, 2024). Additionally, it is anticipated that the Fund’s capital loss carryforward will be subject to an annual limitation under Section 382 of the Code following the Merger. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore, the use of this capital loss carryforward is dependent upon the Fund generating sufficient net capital gains prior to the expiration of the loss carryforward, as well as the amount of annual limitation on losses as calculated on the effective date of the Merger.
The amount of capital loss carryforward differed from the amount disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year.
Although the Fund currently has a net deferred tax liability, management periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. Note 1(l) describes the assessment required under ASC 740 to determine whether a valuation allowance for deferred tax assets is necessary using a more likely than not standard of realizability. Based on that assessment, management has determined that a valuation allowance on its capital loss carryforward deferred tax asset is appropriate at this time. The approval of the Tender Offer and the Merger during the period increase uncertainty around the utilization of the Fund’s capital loss carryforward, which has a five-year expiration. The valuation allowance recorded as of May 31, 2024 is based on estimates of information currently available. As transactions associated with the Tender Offer and the Merger progress, and additional information becomes available, management will assess the potential impact on the realizability of the capital loss carryforward and the related deferred tax asset. If management determines a change in valuation allowance is required under ASC 740 in light of these events, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.
At May 31, 2024, the cost basis of investments for Federal income tax purposes was $748,584,656. At May 31, 2024, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$44,193,527
Gross unrealized depreciation	(17,537,880)
Net unrealized appreciation (depreciation) before tax	$26,655,647
Net unrealized appreciation (depreciation) after tax	$20,844,716

ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

12. Recent accounting pronouncements and regulatory update
In December 2023, the FASB issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments in the ASU require entities to disclose (1) specific categories in the rate reconciliation and provide additional information for reconciling items that meet a quantitative threshold, (2) the amount of income taxes paid disaggregated by federal, state and foreign taxes and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5 percent of total income taxes paid, and (3) the income or loss from continuing operations before income tax expense or benefit (separated between domestic and foreign) and the income tax expense or benefit from continuing operations (separated by federal, state and foreign). The ASU is effective for annual reporting periods beginning after December 15, 2024, with the option for early adoption. Management is currently evaluating the impact, if any, of applying this ASU.
***
In June 2022, the FASB issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.
ClearBridge MLP and Midstream Fund Inc. 2024 Semi-Annual Report

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of ClearBridge MLP and Midstream Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (formerly, Legg Mason Partners Fund Advisor, LLC) (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and ClearBridge Investments, LLC (the “Sub-Adviser”), an affiliate of the Manager, with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 20-21, 2024, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Franklin Templeton Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.
At a meeting held on April 26, 2024, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton Closed-end

ClearBridge MLP and Midstream Fund Inc.

Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Adviser participated in this meeting. Following the April 26, 2024 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser pursuant to the Sub-Advisory Agreement.
Board Approval of Management Agreement and Sub-Advisory Agreement
The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Directors considered the Management Agreement and Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Adviser in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreement. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement were in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.
ClearBridge MLP and Midstream Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Adviser, and of the undertakings required of the Manager and Sub-Adviser in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Adviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Adviser and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Adviser’s risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Adviser’s portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Adviser. The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and other fund service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

ClearBridge MLP and Midstream Fund Inc.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreement were satisfactory.
Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end energy MLP funds classified by Broadridge, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was above the median for the 1- and 3-year periods ended December 31, 2023, was below the median for the 5-year period ended December 31, 2023, and was equal to the median for the 10-year period ended December 31, 2023. The Board noted the explanations from the Manager and the Sub-Adviser regarding the Fund’s relative performance versus the Performance Universe for the various periods. The Board also considered its previous approval to merge the Fund with and into another Franklin Templeton Closed-end Fund, ClearBridge Energy Midstream Opportunity Fund Inc.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement at the Contract Renewal Meeting by the Manager to continue the current voluntary fee waiver of 0.05% through May 31, 2025 (the “Fee Waiver”) and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its stockholders.
ClearBridge MLP and Midstream Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable by the Manager to the Sub-Adviser under the Sub-Advisory Agreement in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was equal to the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the median based on common share assets and below the median based on leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median based on both common share assets and leveraged assets. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group. The Board also considered the Manager’s agreement to continue the Fee Waiver for an additional year.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

ClearBridge MLP and Midstream Fund Inc.

The Board considered the overall management fee, the fees of the Sub-Adviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fee were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser to the Fund under the Management Agreement and the Sub-Advisory Agreement, respectively.
Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2023 and September 30, 2022. The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Adviser. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Adviser’s profitability and the costs of the Sub-Adviser’s provision of services, the Board did not consider the potential for economies of scale in the Sub-Adviser’s management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreement.
Other Benefits to the Manager and the Sub-Adviser
The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s stockholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the
ClearBridge MLP and Midstream Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Manager and the Sub-Adviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Adviser, were reasonable.

ClearBridge MLP and Midstream Fund Inc.

Additional shareholder information (unaudited)
Results of annual meeting of shareholders
The Annual Meeting of Shareholders of ClearBridge MLP and Midstream Fund Inc. was held on April 12, 2024, for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Election of Directors
Nominees	Common Shares and Preferred Shares, voting together, Voted FOR Election	Common Shares and Preferred Shares, voting together, WITHHELD	Common Shares and Preferred Shares, voting together, ABSTAIN	Preferred Shares, Voted FOR Election	Preferred Shares, WITHHELD	Preferred Shares, ABSTAIN
Nisha Kumar	12,202,476	231,032	64,084	—	—	—
Jane Trust	—	—	—	1,237,144	0	0
At the Meeting, Mses. Kumar and Trust were each duly elected by the shareholders to serve as Class II Directors of the Fund until the 2027 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified or until their resignation or are otherwise removed.
At May 31, 2024, in addition to Mses. Kumar and Trust, the other Directors of the Fund were as follows:
Robert D. Agdern
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Eileen A. Kamerick
Ratification of Selection of Independent Registered Public Accountants
To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended November 30, 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,136,069	338,840	22,677	6
ClearBridge MLP and Midstream Fund Inc.

Additional shareholder information (unaudited) (cont’d)
Results of special meeting of shareholders
A Special Meeting of Shareholders of ClearBridge MLP and Midstream Fund Inc. (“CEM”) was held on May 17, 2024, for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Proposal to Approve the Merger of the Fund with and into ClearBridge Energy Midstream Opportunity Fund Inc.
To approve the merger of the Fund with and into ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO”) in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CEM and EMO.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,878,078	333,515	44,842	N/A

ClearBridge MLP and Midstream Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such
ClearBridge MLP and Midstream Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

ClearBridge MLP and Midstream Fund Inc.

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ClearBridge
MLP and Midstream Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Eileen A. Kamerick
Nisha Kumar
Jane Trust
Chairman
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
ClearBridge MLP and Midstream Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadviser
ClearBridge Investments, LLC
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
CEM

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•
Personal information included on applications or other forms;
•
Account balances, transactions, and mutual fund holdings and positions;
•
Bank account information, legal documents, and identity verification documentation; and
•
Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•
Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
NOT PART OF THE SEMI-ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE SEMI-ANNUAL REPORT

ClearBridge MLP and Midstream Fund Inc.
ClearBridge MLP and Midstream Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of ClearBridge MLP and Midstream Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
CBAX013771 7/24

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1)	Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge MLP and Midstream Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 25, 2024